                                                                     EXHIBIT 4.1




SPECIMEN                                              SPECIMEN

NUMBER                                                COMMON STOCK
C-                                                    SHARES


                               [COMPUCREDIT LOGO]

                             COMPUCREDIT CORPORATION

                                                               CUSIP 20478N 10 0

               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This Certifies that




is the owner of:


      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF
                             COMPUCREDIT CORPORATION

                              CERTIFICATE OF STOCK

(the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the corporation and the facsimile signatures its duly authorized officers.

            Dated:

    /s/ David G. Hanna
    ------------------
    President                                      COUNTERSIGNED AND REGISTERED:
                                                   First Union National Bank
    /s/ Brett M. Samsky                            (Charlotte, North Carolina)
    -------------------                            Transfer Agent
    Secretary                                      and Registrar,


                                                   By:

                                                   Authorized Signature


                                                   [CORPORATE SEAL]


(C) NORTHERN BANK NOTE CO. CHICAGO.

[REVERSE SIDE]

                             COMPUCREDIT CORPORATION
                                    CORPORATE
                                      SEAL
                                      1997
                                     GEORGIA

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


          TEN COM- as tenants in common                  UNIF GIFT MIN ACT-______Custodian_______
          TEN ENT- as tenants by the entireties                            (Cust.)        (Minor)
          JT TEN- as joint tenants with
          right of survivorship and                                 under Uniform Gifts to Minors
          not as tenants in common                                  Act
                                                                        -------------------------
                                                                                  (State)

               Additional abbreviations may also be used though not in the above list.

          For Value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________________

                                               X
                                                --------------------------------


                                               X
                                                --------------------------------
                                               NOTICE: THE SIGNATURE TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME(S) AS WRITTEN UPON THE
                                               FACE OF THE CERTIFICATE, IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT, OR ANY CHANGE
                                               WHATEVER.

                        SIGNATURE GUARANTEED:
                                             -----------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                        ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.